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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2003

OPTION CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
485 E. Half Day Road, Suite 300 Buffalo Grove, Illinois		60089
(Address of Principal Executive Offices)		(Zip Code)

(847) 465-2100
(Registrant's Telephone Number, Including Area Code)

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

  99.1
  Option Care Press Release, dated May 13, 2003.

ITEM 9:    REGULATION FD DISCLOSURE.

        On May 13, 2003, Option Care, Inc. issued a press release announcing its results for its fiscal quarter ended March 31, 2003. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

        In accordance with the procedural guidance set forth in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operation and Financial Condition."

        The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Option Care under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.
By:	/s/ PAUL MASTRAPA Paul Mastrapa, Senior Vice President and Chief Financial Officer

Dated: May 13, 2003

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  ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9: REGULATION FD DISCLOSURE.
SIGNATURES